Exhibit 10.2


              JCPENNEY COMPANY, INC. 2001 EQUITY COMPENSATION PLAN
                        NOTICE OF RESTRICTED STOCK AWARD

                       Name:


Equity Plan
------------

The Company maintains the J. C. Penney Company, Inc. 2001 Equity Compensation Plan ("Plan"), under which the Human Resources and Compensation Committee of the Board of Directors ("Committee") may, among other things, grant stock awards covering shares of the Company's Common Stock of 50(cent) par value of J. C. Penney, Company Inc. to associates of the Company or a subsidiary as the Committee may determine subject to terms, conditions, or restrictions relating to such awards as it may deem appropriate.

Stock Award
------------

Under the terms of the Plan, a restricted stock award for -------- shares was granted to you on -----------. The shares covered by the stock award shall vest in accordance with the following schedule provided you are still actively employed on the vesting dates with no interruption of employment with the
Company:


        Scheduled Vesting Dates                   No. of Shares Vesting
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------



You will be eligible to receive dividends and have voting rights on the restricted shares during the vesting period. Once the restricted stock award vests, there is no further retention period associated with the vested shares.

The stock certificates evidencing the stock award have been registered on the Company's books in your name as of the award date. Physical possession or custody of such stock certificates shall be retained by the Company until such time as the award vests according to the above schedule.

Employment Termination
------------------------
If your employment terminates due to death or disability prior to ---------------, the restricted stock award will immediately vest with no further restrictions. The beneficiary listed on the JCPenney Company, Inc. Company-Paid Life Insurance Beneficiary Designation Form will receive the vested shares covered by the stock award in the case of termination of employment due to death. If your employment terminates for any reason other than death or disability prior to ----------------, all unvested portions of this restricted stock award will terminate as of the date of employment separation.

Change of Control
-----------------
The restricted stock grant becomes immediately vested without regard to the vesting dates listed above upon a Change of Control of the Employer (as defined in the Employer's 2001 Equity Compensation Plan).

Taxes and Withholding
----------------------
At the time the granted shares vest, the fair market value of the shares (the average of the high and low JCPenney stock price multiplied by the number of vested shares) will be included in your W-2 form and the Company will be required to withhold applicable taxes on such shares. The Company may collect any withholding taxes due by requesting you send the withholding amount, by deducting the required amount from your paycheck or other payment or by retaining and canceling the number of vested shares equal to the value of the required tax withholding.

Effect on Other Benefits
------------------------
The value of the shares covered by the stock award will not be included as compensation or earnings for purposes of any other compensation, retirement, or benefit plan offered to Company associates.

Administration
---------------
The Committee has full authority and discretion, subject only to the terms of the Plan, to decide all matters relating to the administration and interpretation of the Plan and this award and all such Committee determinations shall be final, conclusive, and binding.

            J. C. PENNEY COMPANY, INC. 2001 EQUITY COMPENSATION PLAN
                        NOTICE OF RESTRICTED STOCK AWARD

                        Name:
                        SSN:

Equity Plan
-----------
The Company maintains the J. C. Penney Company, Inc. 2001 Equity Compensation Plan ("Plan"), under which the Human Resources and Compensation Committee of the Board of Directors ("Committee") may, among other things, grant stock awards covering shares of the Company's Common Stock of 50(cent) par value to associates of the Company or a subsidiary as the Committee may determine, subject to such terms, conditions, or restrictions relating to such awards as it may deem appropriate.

Stock Award
------------
Under the terms of the Plan, a restricted stock award for ----------- shares was granted to you on -------------. The restricted stock award will become nonforfeitable and vest on --------------, subject to the conditions set forth in "Employment Termination" below. You will be eligible to receive dividends and have voting rights on the restricted shares during the vesting period. Once the restricted stock award vests, there is no further retention period associated with the vested shares.

Stock Certificate
-----------------
The stock certificate evidencing the stock award has been registered on the Company's books in your name as of the award date. Physical possession or custody of such stock certificate shall be retained by the Company until such time as the award vests.

Transferability
----------------
Any non-vested restricted shares are non-transferable.

Employment Termination
-----------------------
If your employment terminates for any reason, other than death, disability or reduction in force/unit closing (as defined in the Plan), prior to ----------------, the restricted stock award will be forfeited. If your employment terminates due to death, disability, or reduction in force/unit closing prior to --------------, the restricted stock award will immediately vest with no further restrictions.

Change of Control
-----------------
The restricted stock award vests immediately without regard to the vesting dates listed above upon a Change of Control of the JCPenney Company (as defined in the 2001 Equity Compensation Plan).

Taxes and Withholding
----------------------
At the time the shares vest, the fair market value of the shares (the average of the high and low JCPenney stock price multiplied by the number of vested shares) will be included in your W-2 form and the Company will be required to withhold applicable taxes on such shares. The Company may collect any withholding taxes due by requesting you send the withholding amount, by deducting the required amount from your paycheck or other payment or by retaining and canceling the number of vested shares equal to the value of the required tax withholding.

Effect on Other Benefits
------------------------
The value of the shares covered by the stock award will not be included as compensation or earnings for purposes of any other compensation, retirement, or benefit plan offered to Company associates.

Administration
--------------
The Committee has full authority and discretion to decide all matters relating to the administration and interpretation of the Plan and this award and all such Committee determinations shall be final, conclusive, and binding.

This restricted stock award does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.